UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2018

Evolution Petroleum Corporation
(Exact name of registrant as specified in its charter)

001-32942
(Commission File Number)

Nevada	41-1781991
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1155 Dairy Ashford Road, Suite 425, Houston, Texas 77079
(Address of Principal Executive Offices)

(713) 935-0122
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
     If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On December 6, 2018, Evolution Petroleum Corporation (the "Company") held its 2018 Annual Meeting of Stockholders (the "Annual Meeting") in Houston, Texas at the Company’s principal executive offices. The stockholders of the Company considered and voted upon the three proposals listed below, each of which is more fully described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on October 26, 2018. Holders of 30,838,302 shares of common stock of the Company, representing approximately 93% of the Company's 33,157,852 issued and outstanding shares of common stock as of the October 22, 2018 record date, were present in person or by proxy at the Annual Meeting, which constituted a quorum for such meeting. The final voting results with respect to each of the proposals is set forth below.
Proposal 1. Election of Directors. The Company's stockholders elected five directors to serve a one-year term expiring at the 2019 Annual Meeting of Stockholders. The results of the voting for each nominee were as follows:

Name of the Nominee	For	% of Voted*	Withheld	Broker Non-Votes
Edward J. DiPaolo	22,473,098	95.8%	977,886	7,387,318
William E. Dozier	22,525,164	96.1%	925,820	7,387,318
Robert S. Herlin	22,540,527	96.1%	910,457	7,387,318
Kelly W. Loyd	23,015,112	98.1%	435,872	7,387,318
Marran H. Ogilvie	22,342,870	95.3%	1,108,114	7,387,318
 No other person received any votes.
Proposal 2. The appointment of Moss Adams LLP, as the Company's independent registered public accounting firm for fiscal year ending June 30, 2019 was ratified.  The voting results were as follows:

For	% of Voted*	Against	Abstain	Broker Non-Votes
30,662,148	99.4%	121,042	55,112	—
Proposal 3. The stockholders approved, on an advisory basis, the compensation for the Company's Named Executive Officers. The voting results were as follows:

For	% of Voted*	Against	Abstain	Broker Non-Votes
22,175,697	94.6%	1,085,502	189,785	7,387,318
* Any broker non-votes count toward the determination of a quorum for the Annual Meeting, but are excluded from the denominator in the calculation of the percentage of shares voting. Abstentions are counted towards the tabulation of votes cast on matters properly presented to the stockholders (except the election of directors) and have the same effect as negative votes. Broker non-votes are not counted as votes cast, and therefore they have no effect on the outcome of the matters presented at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolution Petroleum Corporation (Registrant)

Dated: December 7, 2018	By:	/s/ DAVID JOE
	Name:	David Joe
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

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